Exhibit 99.1

 2019 Annual Meeting May 16, 2019

Forward Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, acquisitions may not produce results at levels or within time frames originally anticipated; adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne Bancorp, Inc.’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law 2 2

A New England Banking Franchise


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HarborOne Bank LPO Office
HarborOne Bank Corporate Office
HarborOne Bank Branch Locations
HarborOne Mortgage Corporate Office
HarborOne Mortgage Branch Locations
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HarborOne Bancorp, Inc. is a bank holding company and is the parent of HarborOne Bank, the largest state-chartered co-operative bank New England. HarborOne Bank is headquartered in Brockton, MA and has 24 full-service branches throughout eastern Massachusetts and Rhode Island, one limited-service bank branch, along with a commercial lending office in each of Boston and Providence.

HarborOne Mortgage, LLC, a wholly-owned subsidiary of HarborOne Bank, provides personalized residential lending solutions through a network of 34 offices located throughout New England, and an office in New Jersey.

Company Highlights (as of 3/31/19)	
Exchange / Ticker:	NASDAQ / HONE
Total Assets:	$3.66 Billion
Total Loans:	$3.01 Billion
Total Deposits:	$2.84 Billion
Market Capitalization:	$560 Million

HarborOne Bank

3

GreaterBoston FuelingOurGrowth

Highly AttractiveBusiness Climate • Highly educated and youthful workforce • Low unemployment • Strong job growth • Top choice for companies relocating or expanding Source: S&P Global Market Intelligence • Education and healthcare hub • Cultural diversity 5

Recent Market Consolidation • Consolidation in the market and growth in deposits provides more opportunity for those remaining • Greater Boston presents a robust market and remains highly competitive • As asset gap exists between $3b-$6b for a true regional community bank Note: Data released by FDIC using 6/30 deposit data each year Source: S&P Global Market Intelligence; FDIC 6

The Most Successful Year 101yearHistory! in Our 2018! 7 7

Strategic Expansion Successful acquisition & conversion of Coastway Bancorp, Inc. Added $704 million of loans and $477 million of deposits. 8 8

Strategic Expansion Stoughton, MA • • • • • • Prototype “Branch of the Future” Relationship Banker staffing model Elimination of traditional teller line Interactive touch screen experiences Cash Management demo area Relaxed waiting area with refreshments and TV 9 9

Strategic Expansion Opened the Boston Commercial Lending Office 10 10

• Consolidated sales, operations, and management • Rebranded as HarborOne Mortgage (formerly Merrimack Mortgage) • In 2018 the industry was slowed by higher rates and lack of inventory; we responded with a staff reduction • Q2’19 has seen a strong rebound in the business with an increase in volume, inventory, and spreads 11 11

Talent Development Next Generation Leaders Program A 16-week Leadership Training program for 14 of our high potential staff from across the bank 12

#1 Forbes Bank in MA Nataonwide survey of bank customers 0 > Criteria includes: 0 on

 Business Results

Key 2018 Performance Metrics $3,653 $2,986 $2,448 2015 2016 2017 2018 2015 2016 2017 2018 $88,930 3.22% 3.04% 2.85% 2.61% 2015 2016 2017 2018 Dec-15 Dec-16 Dec-17 Dec-18 15 $74,348 $60,995 $52,225 Net Interest Income ($m) Net Interest Margin on FTE Basis $2,195 $1,999 $1,743 $2,685 $2,163 Total Loans ($mm) Total Assets ($mm)

Earnings In Thousands $12,000 $11,394 $10,000 $8,000 $6,000 $4,000 $2,000 $-2015 2016 2017 2018 16 16 $10,379 $5,768$5,931

Loan Mix Successfully executed strategy to grow more profitable Commercial Lending1 portfolio while shrinking our consumer and residential lending businesses 17% 36% Residential Commercial Consumer 38% Residential Commercial 58% 46% Consumer (1) Includes Commercial construction, commercial real estate, commercial loans as of 12/31/18 17 Total Loans December 2018 Total Loans December 2014

Commercial Lending $1,373 4.63% $1,058 $1,009 $931 4.25% 4.30% $882 $799 4.13% $759 $722 3.95% 3.94% $640 $568 3.78% 3.82% $479 $409 3.59% 3.61% 3.61% 3.65% Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4'18 4.20 4.01 0.09% 0.08% 0.08% 4.00 0.07% 3.84 0.06% 0.06% 3.78 3.78 3.76 3.75 3.75 3.74 3.74 0.04% 0.05% 3.80 3.71 0.03% 0.04% 3.68 3.68 0.03% 0.01% 3.60 3.40 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4'18 (1) Commercial loan balances include commercial real estate loans, commercial loans, and commercial construction loans (2) WARR: Weighted average risk rating reflects the general overall quality of the loan sample based on each loans proportionate share of total outstanding, based on the banks current risk rating system 18 Net Charge-Offs / Avg. Loans (%) Weighted Average Risk Rating² (WARR) Total Loan Yields (%) Commercial Portfolio Balance¹ ($mm)

Asset Quality Strong asset quality is driven by core competencies in both credit and collections discipline Delinquencies as of December 31, 2018 ($000) 30-59 60-89 90+ charge 1.5% 1.0% 0.5% 0.0% 2015 Residential 2016 Commercial 2017 Consumer 2018 Total Repossessed As of December 31, 2018 – 78% of nonperforming assets are residential loans 19 19 YTD Net DaysDaysDaysTotaloffs Residential$2,129$4,791$7,270$14,190$0 Commercial$34$550$2,873$3,457($1,070) Consumer$2,140$502$457$3,099($592) Total$4,303$5,843$10,600$20,746($1,662) Nonperforming Assets to Total Assets

Record Deposits In Millions $3,000 $2,685 $2,500 $2,000 $1,691 $1,500 $1,000 $500 $-2015 2016 2017 2018 20 20 $2,014 $1,805

Community Support Empowering communities through human, financial, and educational capital Caring Crew Volunteers 10 Years, $1MM, Endless Opportunity 21

$2,600,364 Cumulative Contributions 2016-2018 10 year $1Million Dollars Pledge for scholarships to assist college bound high school seniors To date awarded Donated over $1.25 Million dollars to local community EDUCATION HOUSING BASIC NEEDS COMMUNITY &CIVIC organizations in 2018 40% 15% 32% 13% Received an "Outstanding" Com*mu*nity*Re*inv*estment Act rating from the FDIC H a ighlights since becoming public company in 2016

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